UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

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NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory; Arrangements of Certain Officers.

On August 17, 2015, National Rural Utilities Cooperative Finance Corporation (“CFC”) was notified by Mr. John J. List, 68, that he plans to retire from his position as CFC's Senior Vice President and Chief Lending Officer effective September 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION

By:	/s/ J. ANDREW DON
J. Andrew Don
Senior Vice President and Chief Financial Officer

Dated:  August 19, 2015